WBCMT 2005-C19                                        [WACHOVIA SECURITIES LOGO]

85 CPY WITH 0 FOR 12 THEN 1 CDR, 40% SEVERITY, 100% P&I ADVANCES, 12 MONTH LAG

A-2 AT 99

----------------------------------------------
        PRICE              YIELD        SPREAD
----------------------------------------------
            93.9984       5.7465         146.4
            94.9984       5.4962         121.4
            95.9984       5.2489         96.7
            96.9984       5.0048         72.3
            97.9984       4.7636         48.1
            98.9984       4.5253         24.3
            99.9984       4.2898          0.8
           100.9984       4.0571         -22.5
           101.9984       3.8271         -45.5
           102.9984       3.5997         -68.3
           103.9984       3.3749         -90.7

                WAL        4.813
           MOD DURN        4.249
   PRINCIPAL WINDOW   Dec 08 - Jun 10

                2YR        3.714
                5YR        3.888
              10 YR        4.103

         PREPAYMENT       85 CPY
   DEFAULT SCENARIO   0 for 12, 1 CDR
           SEVERITY         40%
  SERVICER ADVANCES        100%
    LIQUIDATION LAG         12
OPTIONAL REDEMPTION      Call (N)
----------------------------------------------

A-2 AT 100.50

----------------------------------------------
       PRICE               YIELD        SPREAD
----------------------------------------------
            95.4981       5.7264         144.4
            96.4981       5.4783         119.6
            97.4981       5.2333         95.1
            98.4981       4.9913         70.9
            99.4981       4.7522          47
           100.4981       4.5159         23.4
           101.4981       4.2824           0
           102.4981       4.0517         -23.1
           103.4981       3.8235         -45.9
           104.4981       3.598          -68.4
           105.4981       3.375          -90.7

                WAL       4.813
           MOD DURN       4.221
   PRINCIPAL WINDOW   Dec 08 - Jun 10

                2YR       3.714
                5YR       3.888
              10 YR       4.103

         PREPAYMENT       85 CPY
   DEFAULT SCENARIO   0 for 12, 1 CDR
           SEVERITY         40%
  SERVICER ADVANCES        100%
    LIQUIDATION LAG         12
OPTIONAL REDEMPTION      Call (N)
----------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these
Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final
Prospectus") relating to the certificates referred to herein (the "Offered
Certificates") in making their investment decision. These Computational
Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the
Mortgage Pool or the actual performance characteristics of the Offered
Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE
CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED
CERTIFICATES.
--------------------------------------------------------------------------------

WBMCT 2005-C19                                        [WACHOVIA SECURITIES LOGO]
LOANS SUPPORTING CLASS A-2 THROUGH A-5



LOAN NAME                              CUT-OFF BALANCE   BALLOON BAL.   REMAINING TERM   CUT-OFF LTV   BALLOON LTV   DSCR   BONDS
---------                              ---------------   ------------   --------------   -----------   -----------   ----   -----

Oak Terrace Apartments                     6,875,000        6,875,000         59            66.11%        66.11%     1.30    A-2
Regency Centers Pool                     123,155,000      123,155,000         60            76.07%        76.07%     1.58    A-2
Centennial Tower                          45,000,000       42,140,181         60            59.76%        55.96%     1.71    A-2
Waterford Village Apartments              17,000,000       17,000,000         60            68.00%        68.00%     1.62    A-2
Saratoga Shopping Center                  15,468,000       15,468,000         60            77.34%        77.34%     1.57    A-2
Eastgate Plaza                            14,591,000       14,591,000         60            76.39%        76.39%     1.56    A-2
Springhill Suites - Pinehurst, NC          3,200,000        2,883,467         60            60.38%        54.41%     1.33    A-2
50 West 23rd Street                       75,000,000       75,000,000         65            79.79%        79.79%     1.28    A-3
Weslayan Plaza                            45,007,000       45,007,000         72            76.94%        76.94%     1.65    A-4
Five Points Shopping Center               32,054,000       32,054,000         72            73.86%        73.86%     1.54    A-4
Point Loma Plaza                          31,850,000       31,850,000         72            67.77%        67.77%     1.50    A-4
Fox Mill Shopping Center                  21,430,000       21,430,000         72            75.19%        75.19%     1.56    A-4
Centre Ridge Market Place                 16,400,000       16,400,000         72            80.00%        80.00%     1.74    A-4
Snell & Branham Plaza                     16,351,000       16,351,000         72            71.71%        71.71%     1.54    A-4
Willow Lake Shopping Center               12,800,000       12,800,000         72            80.00%        80.00%     1.74    A-4
Terrace View - Phase VI                    3,400,000        3,078,687         72            59.65%        54.01%     1.93    A-4
The Galleria                              50,000,000       50,000,000         84            79.37%        79.37%     1.21    A-5
Corbin Corners                            37,100,000       37,100,000         84            75.71%        75.71%     1.55    A-5
Cloppers Mill Village Center              25,743,000       25,743,000         84            74.62%        74.62%     1.53    A-5
Courtyard Marriott - Miami Beach, FL      23,500,000       20,458,935         84            50.32%        43.81%     2.20    A-5
Rancho San Diego Village                  21,560,000       21,560,000         84            70.00%        70.00%     1.52    A-5
Stanford Ranch Village                    14,660,000       14,660,000         84            76.35%        76.35%     1.53    A-5
Walgreens - Kansas City, MO                5,660,000        5,660,000         84            74.87%        74.87%     1.72    A-5
Walgreens - Livonia, MI                    4,080,000        4,080,000         84            66.89%        66.89%     1.87    A-5
Walgreens - Merriam, KS                    3,785,000        3,785,000         84            64.04%        64.04%     1.96    A-5
Walgreens - Decatur, GA                    3,551,000        3,551,000         84            68.29%        68.29%     1.82    A-5
Walgreens - Wylie, TX                      3,460,000        3,460,000         84            60.17%        60.17%     2.06    A-5
Walgreens - Medina, OH                     3,390,000        3,390,000         84            61.64%        61.64%     2.03    A-5
Walgreens - Independence, MO               3,160,000        3,160,000         84            60.77%        60.77%     2.06    A-5
Walgreens - Chicago (West 79th
   Street), IL                             2,950,000        2,950,000         84            68.60%        68.60%     1.82    A-5
Walgreens - Muscatine, IA                  2,650,000        2,650,000         84            66.25%        66.25%     1.90    A-5

                                            A-2            A-3            A-4            A-5
LOAN NAME                              BALLOON BAL.   BALLOON BAL.   BALLOON BAL.   BALLOON BAL.
---------                              ------------   ------------   ------------   ------------

Oak Terrace Apartments                    6,875,000
Regency Centers Pool                    123,155,000
Centennial Tower                         42,140,181
Waterford Village Apartments             17,000,000
Saratoga Shopping Center                 15,468,000
Eastgate Plaza                           14,591,000
Springhill Suites - Pinehurst, NC         2,883,467
50 West 23rd Street                                    75,000,000
Weslayan Plaza                                                         45,007,000
Five Points Shopping Center                                            32,054,000
Point Loma Plaza                                                       31,850,000
Fox Mill Shopping Center                                               21,430,000
Centre Ridge Market Place                                              16,400,000
Snell & Branham Plaza                                                  16,351,000
Willow Lake Shopping Center                                            12,800,000
Terrace View - Phase VI                                                 3,078,687
The Galleria                                                                          50,000,000
Corbin Corners                                                                        37,100,000
Cloppers Mill Village Center                                                          25,743,000
Courtyard Marriott - Miami Beach, FL                                                  20,458,935
Rancho San Diego Village                                                              21,560,000
Stanford Ranch Village                                                                14,660,000
Walgreens - Kansas City, MO                                                            5,660,000
Walgreens - Livonia, MI                                                                4,080,000
Walgreens - Merriam, KS                                                                3,785,000
Walgreens - Decatur, GA                                                                3,551,000
Walgreens - Wylie, TX                                                                  3,460,000
Walgreens - Medina, OH                                                                 3,390,000
Walgreens - Independence, MO                                                           3,160,000
Walgreens - Chicago (West 79th
   Street), IL                                                                         2,950,000
Walgreens - Muscatine, IA                                                              2,650,000
                                        --------------------------------------------------------
BALLOON                                 222,112,648    75,000,000     178,970,687    202,207,935
AMORT.                                    1,600,352             0             313             65
                                        --------------------------------------------------------
   TOTAL                                223,713,000    75,000,000     178,971,000    202,208,000
                                        ========================================================


--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these
Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final
Prospectus") relating to the certificates referred to herein (the "Offered
Certificates") in making their investment decision. These Computational
Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the
Mortgage Pool or the actual performance characteristics of the Offered
Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE
CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED
CERTIFICATES.
--------------------------------------------------------------------------------

WBCMT 2005-C19                                        [WACHOVIA SECURITIES LOGO]
CLASSES D, E, F, AND G

SCENARIO 1



-----------------------------------------------------------------------------------------------------
       CLASS                  D                    E                    F                   G
-----------------------------------------------------------------------------------------------------

BREAK-EVEN CDR        0 for 12 4.54 CDR   0 for 12 3.925 CDR   0 for 12 3.183 CDR   0 for 12 2.61 CDR

WAL                               10.22                10.52                10.45               10.61
MOD DURN                           7.83                 7.94                 7.80                7.85
PRINCIPAL WINDOW       Jun 15 to Jun 20     Jun 15 to Jun 20     Jun 15 to Jun 20    Jun 15 to Jun 20

   2YR                            3.687                3.687                3.687               3.687
   5YR                            3.873                3.873                3.873               3.873
   10 YR                          4.101                4.101                4.101               4.101

      LOSS SEVERITY                  40%                  40%                  40%                 40%
  SERVICER ADVANCES                 100%                 100%                 100%                100%
    LIQUIDATION LAG                  18                   18                   18                  18
OPTIONAL REDEMPTION            Call (N)             Call (N)             Call (N)            Call (N)
-----------------------------------------------------------------------------------------------------


SCENARIO 2 (A)



------------------------------------------------------------------------------------------------
        CLASS                  D                  E                  F                  G
------------------------------------------------------------------------------------------------

1.5% CDR, WITH OTHER         Price              Price              Price             Price
SPECIFIC ASSUMPTIONS.       100.4925          100.4959           100.1232            99.5230
                             Yield              Yield              Yield             Yield
                             4.9045            5.0224             5.3512             5.5121

WAL                                9.99               9.96               9.96               9.96
MOD DURN                           7.52               7.64               7.54               7.50
PRINCIPAL WINDOW        Jun 05 - May 15   Jun 15 to Jun 15   Jun 15 to Jun 15   Jun 15 to Jun 15

   2YR                            3.687              3.687              3.687              3.687
   5YR                            3.873              3.873              3.873              3.873
   10 YR                          4.101              4.101              4.101              4.101

        LOSS SEVERITY                40%                40%                40%                40%
    SERVICER ADVANCES               100%               100%               100%               100%
      LIQUIDATION LAG                18                 18                 18                 18
  OPTIONAL REDEMPTION          Call (N)           Call (N)           Call (N)           Call (N)
------------------------------------------------------------------------------------------------


SCENARIO 2 (B)



-------------------------------------------------------------------------------------------------
        CLASS                   D                  E                  F                  G
-------------------------------------------------------------------------------------------------

2.0% CDR, WITH OTHER          Price              Price              Price              Price
SPECIFIC ASSUMPTIONS.       100.4925           100.4959           100.1232            99.5230
                              Yield              Yield              Yield              Yield
                             4.9045             5.0224             5.3516             5.5126

WAL                                 9.96               9.96               9.96               9.96
MOD DURN                            7.69               7.64               7.54               7.50
PRINCIPAL WINDOW        Jun 15 to Jun 15   Jun 15 to Jun 15   Jun 15 to Jun 15   Jun 15 to Jun 15

   2YR                             3.687              3.687              3.687              3.687
   5YR                             3.873              3.873              3.873              3.873
   10 YR                           4.101              4.101              4.101              4.101

        LOSS SEVERITY                 40%                40%                40%                40%
    SERVICER ADVANCES                100%               100%               100%               100%
      LIQUIDATION LAG                 18                 18                 18                 18
  OPTIONAL REDEMPTION           Call (N)           Call (N)           Call (N)           Call (N)
-------------------------------------------------------------------------------------------------


SCENARIO 3 (A)



------------------------------------------------------------------------------------------
        CLASS                   D                  E                  F              G
------------------------------------------------------------------------------------------

1.5% CDR, WITH OTHER          Price              Price              Price          Price
SPECIFIC ASSUMPTIONS.       100.4925           100.4959           100.1232        99.5230
                              Yield              Yield              Yield          Yield
                             4.9045             5.0224             1.6806        (29.2301)

WAL                                 9.96               9.96               9.94        6.05
MOD DURN                            7.69               7.64               7.97        4.66
PRINCIPAL WINDOW        Jun 15 to Jun 15   Jun 15 to Jun 15   Jun 15 to Jun 20          na
PRINCIPAL WRITEDOWN                0.000              0.000             38.34%     100.00%

   2YR                             3.687              3.687              3.687       3.687
   5YR                             3.873              3.873              3.873       3.873
   10 YR                           4.101              4.101              4.101       4.101

        LOSS SEVERITY                 40%                40%                40%         40%
    SERVICER ADVANCES                100%               100%               100%        100%
      LIQUIDATION LAG                 18                 18                 18          18
  OPTIONAL REDEMPTION           Call (N)           Call (N)           Call (N)    Call (N)
------------------------------------------------------------------------------------------


SCENARIO 3 (B)



------------------------------------------------------------------------------------------
        CLASS                   D                  E                  F              G
------------------------------------------------------------------------------------------

2.0% CDR, WITH OTHER          Price              Price              Price          Price
SPECIFIC ASSUMPTIONS.       100.4925           100.4959           100.1232        99.5230
                              Yield              Yield              Yield          Yield
                             4.9045             5.0224            (5.4850)       (29.9953)

WAL                                 9.96               9.96               8.57        5.96
MOD DURN                            7.69               7.64               8.69        4.61
PRINCIPAL WINDOW        Jun 15 to Jun 15   Jun 15 to Jun 15   Jun 15 to Jun 20          na
PRINCIPAL WRITEDOWN                0.000              0.000             81.06%     100.00%

   2YR                             3.687              3.687              3.687       3.687
   5YR                             3.873              3.873              3.873       3.873
   10 YR                           4.101              4.101              4.101       4.101

        LOSS SEVERITY                 40%                40%                40%         40%
    SERVICER ADVANCES                100%               100%               100%        100%
      LIQUIDATION LAG                 18                 18                 18          18
  OPTIONAL REDEMPTION           Call (N)           Call (N)           Call (N)    Call (N)
------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these
Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final
Prospectus") relating to the certificates referred to herein (the "Offered
Certificates") in making their investment decision. These Computational
Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the
Mortgage Pool or the actual performance characteristics of the Offered
Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE
CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED
CERTIFICATES.
--------------------------------------------------------------------------------

WBCMT 2005-C19                                        [WACHOVIA SECURITIES LOGO]
CLASS A-2 CASH FLOWS AT 0 CPY



Period      Date        Principal        Interest        Cash Flow         Balance
------   ---------   --------------   -------------   --------------   --------------

Total                223,687,000.00   51,988,594.96   275,675,594.96

   0     30-Jun-05                0               0                0   223,687,000.00
   1     15-Jul-05                0      866,973.53       866,973.53   223,687,000.00
   2     15-Aug-05                0      866,973.53       866,973.53   223,687,000.00
   3     15-Sep-05                0      866,973.53       866,973.53   223,687,000.00
   4     15-Oct-05                0      866,973.53       866,973.53   223,687,000.00
   5     15-Nov-05                0      866,973.53       866,973.53   223,687,000.00
   6     15-Dec-05                0      866,973.53       866,973.53   223,687,000.00
   7     15-Jan-06                0      866,973.53       866,973.53   223,687,000.00
   8     15-Feb-06                0      866,973.53       866,973.53   223,687,000.00
   9     15-Mar-06                0      866,973.53       866,973.53   223,687,000.00
  10     15-Apr-06                0      866,973.53       866,973.53   223,687,000.00
  11     15-May-06                0      866,973.53       866,973.53   223,687,000.00
  12     15-Jun-06                0      866,973.53       866,973.53   223,687,000.00
  13     15-Jul-06                0      866,973.53       866,973.53   223,687,000.00
  14     15-Aug-06                0      866,973.53       866,973.53   223,687,000.00
  15     15-Sep-06                0      866,973.53       866,973.53   223,687,000.00
  16     15-Oct-06                0      866,973.53       866,973.53   223,687,000.00
  17     15-Nov-06                0      866,973.53       866,973.53   223,687,000.00
  18     15-Dec-06                0      866,973.53       866,973.53   223,687,000.00
  19     15-Jan-07                0      866,973.53       866,973.53   223,687,000.00
  20     15-Feb-07                0      866,973.53       866,973.53   223,687,000.00
  21     15-Mar-07                0      866,973.53       866,973.53   223,687,000.00
  22     15-Apr-07                0      866,973.53       866,973.53   223,687,000.00
  23     15-May-07                0      866,973.53       866,973.53   223,687,000.00
  24     15-Jun-07                0      866,973.53       866,973.53   223,687,000.00
  25     15-Jul-07                0      866,973.53       866,973.53   223,687,000.00
  26     15-Aug-07                0      866,973.53       866,973.53   223,687,000.00
  27     15-Sep-07                0      866,973.53       866,973.53   223,687,000.00
  28     15-Oct-07                0      866,973.53       866,973.53   223,687,000.00
  29     15-Nov-07                0      866,973.53       866,973.53   223,687,000.00
  30     15-Dec-07                0      866,973.53       866,973.53   223,687,000.00
  31     15-Jan-08                0      866,973.53       866,973.53   223,687,000.00
  32     15-Feb-08                0      866,973.53       866,973.53   223,687,000.00
  33     15-Mar-08                0      866,973.53       866,973.53   223,687,000.00
  34     15-Apr-08                0      866,973.53       866,973.53   223,687,000.00
  35     15-May-08                0      866,973.53       866,973.53   223,687,000.00
  36     15-Jun-08                0      866,973.53       866,973.53   223,687,000.00
  37     15-Jul-08                0      866,973.53       866,973.53   223,687,000.00
  38     15-Aug-08                0      866,973.53       866,973.53   223,687,000.00
  39     15-Sep-08                0      866,973.53       866,973.53   223,687,000.00
  40     15-Oct-08                0      866,973.53       866,973.53   223,687,000.00
  41     15-Nov-08                0      866,973.53       866,973.53   223,687,000.00
  42     15-Dec-08                0      866,973.53       866,973.53   223,687,000.00
  43     15-Jan-09                0      866,973.53       866,973.53   223,687,000.00
  44     15-Feb-09                0      866,973.53       866,973.53   223,687,000.00
  45     15-Mar-09                0      866,973.53       866,973.53   223,687,000.00
  46     15-Apr-09                0      866,973.53       866,973.53   223,687,000.00
  47     15-May-09                0      866,973.53       866,973.53   223,687,000.00
  48     15-Jun-09                0      866,973.53       866,973.53   223,687,000.00
  49     15-Jul-09                0      866,973.53       866,973.53   223,687,000.00
  50     15-Aug-09                0      866,973.53       866,973.53   223,687,000.00
  51     15-Sep-09                0      866,973.53       866,973.53   223,687,000.00
  52     15-Oct-09                0      866,973.53       866,973.53   223,687,000.00
  53     15-Nov-09                0      866,973.53       866,973.53   223,687,000.00
  54     15-Dec-09                0      866,973.53       866,973.53   223,687,000.00
  55     15-Jan-10                0      866,973.53       866,973.53   223,687,000.00
  56     15-Feb-10                0      866,973.53       866,973.53   223,687,000.00
  57     15-Mar-10                0      866,973.53       866,973.53   223,687,000.00
  58     15-Apr-10                0      866,973.53       866,973.53   223,687,000.00
  59     15-May-10     7,693,026.92      866,973.53     8,560,000.45   215,993,973.08
  60     15-Jun-10   215,993,973.08      837,156.64   216,831,129.72                0


--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these
Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final
Prospectus") relating to the certificates referred to herein (the "Offered
Certificates") in making their investment decision. These Computational
Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the
Mortgage Pool or the actual performance characteristics of the Offered
Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE
CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED
CERTIFICATES.
--------------------------------------------------------------------------------

WBCMT 2005-C19                                        [WACHOVIA SECURITIES LOGO]
CLASS A-5

CLASS A-5



                      -------------------------------------------------------------------------
                                                100% OF BALLOONS EXTENDED
-----------------------------------------------------------------------------------------------
       PRICE           0 CPY, NO EXT.      12 MONTH EXT.      24 MONTH EXT.      36 MONTH EXT.
-----------------------------------------------------------------------------------------------

                            Yield              Yield              Yield              Yield
   101                      4.69               4.72               4.73               4.75
                           Spread             Spread             Spread             Spread
                             33                 30                  27                24

WAL                               6.96               7.96               8.98               9.96
MOD DURN                          5.78               6.46               7.13               7.73
PRINCIPAL WINDOW      Jun 12 to Jun 12   Jun 12 to Jun 13   Jun 13 to Jul 15   May 15 to Jul 15

   2YR                           3.697              3.697              3.697              3.697
   5YR                           3.866              3.866              3.866              3.866
   10 YR                         4.090              4.090              4.090              4.090

      LOSS SEVERITY                 NA                 NA                 NA                 NA
  SERVICER ADVANCES                 NA                 NA                 NA                 NA
    LIQUIDATION LAG                 NA                 NA                 NA                 NA
OPTIONAL REDEMPTION           Call (N)           Call (N)           Call (N)           Call (N)
-----------------------------------------------------------------------------------------------




                      -------------------------------------------------------------------------
                                           100% OF BALLOONS EXTENDED, 1 CDR
-----------------------------------------------------------------------------------------------
       PRICE           0 CPY, NO EXT.      12 MONTH EXT.      24 MONTH EXT.      36 MONTH EXT.
-----------------------------------------------------------------------------------------------

                            Yield              Yield              Yield              Yield
   101                      4.69               4.71               4.73               4.74
                           Spread             Spread             Spread             Spread
                             33                 30                  28                25

WAL                               6.83               7.81               8.79               9.80
MOD DURN                          5.69               6.36               7.01               7.64
PRINCIPAL WINDOW      Jun 11 to Jun 12   Jun 12 to Jun 13   Jun 13 to Jun 14   Jun 14 to Jun 15

   2YR                           3.697              3.697              3.697              3.697
   5YR                           3.866              3.866              3.866              3.866
   10 YR                         4.090              4.090              4.090              4.090

      LOSS SEVERITY                 35                 35                 35                 35
  SERVICER ADVANCES                100                100                100                100
    LIQUIDATION LAG                 12                 12                 12                 12
OPTIONAL REDEMPTION           Call (N)           Call (N)           Call (N)           Call (N)
-----------------------------------------------------------------------------------------------




                      -------------------------------------------------------------------------
                                           100% OF BALLOONS EXTENDED, 2 CDR
-----------------------------------------------------------------------------------------------
       PRICE           0 CPY, NO EXT.      12 MONTH EXT.      24 MONTH EXT.      36 MONTH EXT.
-----------------------------------------------------------------------------------------------

                            Yield              Yield              Yield              Yield
   101                      4.69               4.71               4.73               4.74
                           Spread             Spread             Spread             Spread
                             33                 31                  28                25

WAL                               6.71               7.68               8.64               9.64
MOD DURN                          5.60               6.27               6.91               7.54
PRINCIPAL WINDOW      Jun 11 to Jun 12   Jun 12 to Jun 13   Jun 13 to Jun 14   Jun 14 to Jun 15

   2YR                           3.697              3.697              3.697              3.697
   5YR                           3.866              3.866              3.866              3.866
   10 YR                         4.090              4.090              4.090              4.090

      LOSS SEVERITY                 35                 35                 35                 35
  SERVICER ADVANCES                100                100                100                100
    LIQUIDATION LAG                 12                 12                 12                 12
OPTIONAL REDEMPTION           Call (N)           Call (N)           Call (N)           Call (N)
-----------------------------------------------------------------------------------------------




                      -------------------------------------------------------------------------
                                           100% OF BALLOONS EXTENDED, 3 CDR
-----------------------------------------------------------------------------------------------
       PRICE           0 CPY, NO EXT.      12 MONTH EXT.      24 MONTH EXT.      36 MONTH EXT.
-----------------------------------------------------------------------------------------------

                            Yield              Yield              Yield              Yield
   101                      4.68               4.71               4.73               4.74
                           Spread             Spread             Spread             Spread
                             33                 31                  28                26

WAL                               6.60               7.55               8.50               9.49
MOD DURN                          5.52               6.18               6.82               7.44
PRINCIPAL WINDOW      Jun 11 to Jun 12   Jun 12 to Jun 13   Jun 13 to Jun 14   Jun 14 to Jun 15

   2YR                           3.697              3.697              3.697              3.697
   5YR                           3.866              3.866              3.866              3.866
   10 YR                         4.090              4.090              4.090              4.090

      LOSS SEVERITY                 35                 35                 35                 35
  SERVICER ADVANCES                100                100                100                100
    LIQUIDATION LAG                 12                 12                 12                 12
OPTIONAL REDEMPTION           Call (N)           Call (N)           Call (N)           Call (N)
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these
Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final
Prospectus") relating to the certificates referred to herein (the "Offered
Certificates") in making their investment decision. These Computational
Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the
Mortgage Pool or the actual performance characteristics of the Offered
Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE
CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED
CERTIFICATES.
--------------------------------------------------------------------------------

WBCMT 2005-C19                                        [WACHOVIA SECURITIES LOGO]
CLASS A-6

CLASS A-6



                      -------------------------------------------------------------------------
                                               50% OF BALLOONS EXTENDED
-----------------------------------------------------------------------------------------------
       PRICE           0 CPY, NO EXT.      12 MONTH EXT.      24 MONTH EXT.      36 MONTH EXT.
-----------------------------------------------------------------------------------------------

                            Yield              Yield              Yield              Yield
   100.5                    4.78               4.78               4.78               4.78
                           Spread             Spread             Spread             Spread
                             29                 29                 29                 28

WAL                               9.82               9.85               9.85               9.91
MOD DURN                          7.65               7.67               7.67               7.71
PRINCIPAL WINDOW      Jan 15 to May 15   Jan 15 to Jun 15   Jan 15 to Jun 15   May 15 to Jun 15

   2YR                           3.697              3.697              3.697              3.697
   5YR                           3.866              3.866              3.866              3.866
   10 YR                         4.090              4.090              4.090              4.090

      LOSS SEVERITY                 NA                 NA                 NA                 NA
  SERVICER ADVANCES                 NA                 NA                 NA                 NA
    LIQUIDATION LAG                 NA                 NA                 NA                 NA
OPTIONAL REDEMPTION           Call (N)           Call (N)           Call (N)           Call (N)
-----------------------------------------------------------------------------------------------




                      -------------------------------------------------------------------------
                                    50% OF 10 YEAR IO LOANS EXTENDED, 1 CDR OTHERS
-----------------------------------------------------------------------------------------------
       PRICE           0 CPY, NO EXT.      12 MONTH EXT.      24 MONTH EXT.      36 MONTH EXT.
-----------------------------------------------------------------------------------------------

                            Yield              Yield              Yield              Yield
   100.5                    4.78               4.78               4.78               4.78
                           Spread             Spread             Spread             Spread
                             29                 29                 29                 29

WAL                               9.82               9.77               9.77               9.77
MOD DURN                          7.65               7.62               7.62               7.62
PRINCIPAL WINDOW      Jan 15 to May 15   Mar 14 to May 15   Mar 14 to May 15   Mar 14 to May 15

   2YR                           3.697              3.697              3.697              3.697
   5YR                           3.866              3.866              3.866              3.866
   10 YR                         4.090              4.090              4.090              4.090

      LOSS SEVERITY                 NA                 35                 35                 35
  SERVICER ADVANCES                 NA                100                100                100
    LIQUIDATION LAG                 NA                 12                 12                 12
OPTIONAL REDEMPTION           Call (N)           Call (N)           Call (N)           Call (N)
-----------------------------------------------------------------------------------------------




                      -------------------------------------------------------------------------
                                    50% OF 10 YEAR IO LOANS EXTENDED, 2 CDR OTHERS
-----------------------------------------------------------------------------------------------
       PRICE           0 CPY, NO EXT.      12 MONTH EXT.      24 MONTH EXT.      36 MONTH EXT.
-----------------------------------------------------------------------------------------------

                            Yield              Yield              Yield              Yield
   100.5                    4.78               4.78               4.78               4.78
                           Spread             Spread             Spread             Spread
                             29                 29                 29                 29

WAL                               9.82               9.67               9.67               9.67
MOD DURN                          7.65               7.56               7.56               7.56
PRINCIPAL WINDOW      Jan 15 to May 15   May 13 to May 15   May 13 to May 15   May 13 to May 15

   2YR                           3.697              3.697              3.697              3.697
   5YR                           3.866              3.866              3.866              3.866
   10 YR                         4.090              4.090              4.090              4.090

      LOSS SEVERITY                 NA                 35                 35                 35
  SERVICER ADVANCES                 NA                100                100                100
    LIQUIDATION LAG                 NA                 12                 12                 12
OPTIONAL REDEMPTION           Call (N)           Call (N)           Call (N)           Call (N)
-----------------------------------------------------------------------------------------------




                      -------------------------------------------------------------------------
                                    50% OF 10 YEAR IO LOANS EXTENDED, 3 CDR OTHERS
-----------------------------------------------------------------------------------------------
       PRICE           0 CPY, NO EXT.      12 MONTH EXT.      24 MONTH EXT.      36 MONTH EXT.
-----------------------------------------------------------------------------------------------

                            Yield              Yield              Yield              Yield
   100.5                    4.78               4.78               4.78               4.78
                           Spread             Spread             Spread             Spread
                             29                 30                 30                 30

WAL                               9.82               9.55               9.55               9.55
MOD DURN                          7.65               7.48               7.48               7.48
PRINCIPAL WINDOW      Jan 15 to May 15   Sep 12 to May 15   Sep 12 to May 15   Sep 12 to May 15

   2YR                           3.697              3.697              3.697              3.697
   5YR                           3.866              3.866              3.866              3.866
   10 YR                         4.090              4.090              4.090              4.090

      LOSS SEVERITY                 NA                 35                 35                 35
  SERVICER ADVANCES                 NA                100                100                100
    LIQUIDATION LAG                 NA                 12                 12                 12
OPTIONAL REDEMPTION           Call (N)           Call (N)           Call (N)           Call (N)
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these
Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final
Prospectus") relating to the certificates referred to herein (the "Offered
Certificates") in making their investment decision. These Computational
Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the
Mortgage Pool or the actual performance characteristics of the Offered
Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE
CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED
CERTIFICATES.
--------------------------------------------------------------------------------

WBCMT 2005-C19                                        [WACHOVIA SECURITIES LOGO]
CLASS B

CLASS B



                      -------------------------------------------------------------------------
                                               50% OF BALLOONS EXTENDED
-----------------------------------------------------------------------------------------------
       PRICE           0 CPY, NO EXT.      12 MONTH EXT.      24 MONTH EXT.      36 MONTH EXT.
-----------------------------------------------------------------------------------------------

                            Yield              Yield              Yield              Yield
   100.5                    4.95               4.95               4.96               4.96
                           Spread             Spread             Spread             Spread
                             45                 44                 43                 42

WAL                               9.96              10.88              11.88              12.88
MOD DURN                          7.67               8.21               8.76               9.29
PRINCIPAL WINDOW      Jun 15 to Jun 15   May 16 to May 16   May 17 to May 17   May 18 to May 18

   2YR                           3.697              3.697              3.697              3.697
   5YR                           3.866              3.866              3.866              3.866
   10 YR                         4.090              4.090              4.090              4.090

      LOSS SEVERITY                 NA                 NA                 NA                 NA
  SERVICER ADVANCES                 NA                 NA                 NA                 NA
    LIQUIDATION LAG                 NA                 NA                 NA                 NA
OPTIONAL REDEMPTION           Call (N)           Call (N)           Call (N)           Call (N)
-----------------------------------------------------------------------------------------------




                      -------------------------------------------------------------------------
                                    50% OF 10 YEAR IO LOANS EXTENDED, 1 CDR OTHERS
-----------------------------------------------------------------------------------------------
       PRICE           0 CPY, NO EXT.      12 MONTH EXT.      24 MONTH EXT.      36 MONTH EXT.
-----------------------------------------------------------------------------------------------

                            Yield              Yield              Yield              Yield
   100.5                    4.95               4.95               4.96               4.96
                           Spread             Spread             Spread             Spread
                             45                 44                 43                 42

WAL                               9.96              10.96              11.95              12.89
MOD DURN                          7.67               8.25               8.80               9.30
PRINCIPAL WINDOW      Jun 15 to Jun 15   Jun 16 to Jun 16   Jan 17 to Jun 17   Jan 17 to Jun 18

   2YR                           3.697              3.697              3.697              3.697
   5YR                           3.866              3.866              3.866              3.866
   10 YR                         4.090              4.090              4.090              4.090

      LOSS SEVERITY                 NA                 35                 35                 35
  SERVICER ADVANCES                 NA                100                100                100
    LIQUIDATION LAG                 NA                 12                 12                 12
OPTIONAL REDEMPTION           Call (N)           Call (N)           Call (N)           Call (N)
-----------------------------------------------------------------------------------------------




                      -------------------------------------------------------------------------
                                    50% OF 10 YEAR IO LOANS EXTENDED, 2 CDR OTHERS
-----------------------------------------------------------------------------------------------
       PRICE           0 CPY, NO EXT.      12 MONTH EXT.      24 MONTH EXT.      36 MONTH EXT.
-----------------------------------------------------------------------------------------------

                            Yield              Yield              Yield              Yield
   100.5                    4.95               4.95               4.96               4.96
                           Spread             Spread             Spread             Spread
                             45                 44                 43                 42

WAL                               9.96              10.96              11.96              12.96
MOD DURN                          7.67               8.25               8.81               9.33
PRINCIPAL WINDOW      Jun 15 to Jun 15   Jun 16 to Jun 16   Jun 17 to Jun 17   Jun 18 to Jun 18

   2YR                           3.697              3.697              3.697              3.697
   5YR                           3.866              3.866              3.866              3.866
   10 YR                         4.090              4.090              4.090              4.090

      LOSS SEVERITY                 NA                 35                 35                 35
  SERVICER ADVANCES                 NA                100                100                100
    LIQUIDATION LAG                 NA                 12                 12                 12
OPTIONAL REDEMPTION           Call (N)           Call (N)           Call (N)           Call (N)
-----------------------------------------------------------------------------------------------




                      -------------------------------------------------------------------------
                                    50% OF 10 YEAR IO LOANS EXTENDED, 3 CDR OTHERS
-----------------------------------------------------------------------------------------------
       PRICE           0 CPY, NO EXT.      12 MONTH EXT.      24 MONTH EXT.      36 MONTH EXT.
-----------------------------------------------------------------------------------------------

                            Yield              Yield              Yield              Yield
   100.5                    4.95               4.95               4.96               4.96
                           Spread             Spread             Spread             Spread
                             45                 44                 43                 42

WAL                               9.96              10.96              11.96              12.96
MOD DURN                          7.67               8.25               8.81               9.33
PRINCIPAL WINDOW      Jun 15 to Jun 15   Jun 16 to Jun 16   Jun 17 to Jun 17   Jun 18 to Jun 18

   2YR                           3.697              3.697              3.697              3.697
   5YR                           3.866              3.866              3.866              3.866
   10 YR                         4.090              4.090              4.090              4.090

      LOSS SEVERITY                 NA                 35                 35                 35
  SERVICER ADVANCES                 NA                100                100                100
    LIQUIDATION LAG                 NA                 12                 12                 12
OPTIONAL REDEMPTION           Call (N)           Call (N)           Call (N)           Call (N)
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these
Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final
Prospectus") relating to the certificates referred to herein (the "Offered
Certificates") in making their investment decision. These Computational
Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the
Mortgage Pool or the actual performance characteristics of the Offered
Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE
CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED
CERTIFICATES.

--------------------------------------------------------------------------------

WBCMT 2005-C19                                        [WACHOVIA SECURITIES LOGO]
CLASS A-2



                      -------------------------------------------------------------------------
                                             20% OF 5 YEAR LOANS EXTEND
-----------------------------------------------------------------------------------------------
       PRICE           0 CPY, NO EXT.      12 MONTH EXT.      24 MONTH EXT.      36 MONTH EXT.
-----------------------------------------------------------------------------------------------

                            Yield              Yield              Yield              Yield
   100.4981                 4.52               4.52               4.52               4.52
                           Spread             Spread             Spread             Spread
                             23                 23                 23                 23

WAL                               4.96               5.04               5.04               5.04
MOD DURN                          4.33               4.40               4.40               4.40
PRINCIPAL WINDOW      May 10 to Jun 10   May 10 to Nov 10   May 10 to Nov 10   May 10 to Nov 10

   2YR                          3.7136             3.7136             3.7136             3.7136
   5YR                          3.8876             3.8876             3.8876             3.8876
   10 YR                        4.1033             4.1033             4.1033             4.1033

      LOSS SEVERITY                 NA                 NA                 NA                 NA
  SERVICER ADVANCES                 NA                 NA                 NA                 NA
    LIQUIDATION LAG                 NA                 NA                 NA                 NA
OPTIONAL REDEMPTION           Call (N)           Call (N)           Call (N)           Call (N)
-----------------------------------------------------------------------------------------------




                      -------------------------------------------------------------------------
                                             50% OF 5 YEAR LOANS EXTEND
-----------------------------------------------------------------------------------------------
       PRICE           0 CPY, NO EXT.      12 MONTH EXT.      24 MONTH EXT.      36 MONTH EXT.
-----------------------------------------------------------------------------------------------

                            Yield              Yield              Yield             Yield
   100.4981                 4.52               4.53               4.53              4.53
                           Spread             Spread             Spread            Spread
                             23                 22                 22                22

WAL                               4.96               5.26               5.26               5.26
MOD DURN                          4.33               4.56               4.56               4.56
PRINCIPAL WINDOW      May 10 to Jun 10   May 10 to Jun 11   May 10 to Jun 11   May 10 to Jun 11

   2YR                          3.7136             3.7136             3.7136             3.7136
   5YR                          3.8876             3.8876             3.8876             3.8876
   10 YR                        4.1033             4.1033             4.1033             4.1033

      LOSS SEVERITY                 NA                 NA                 NA                 NA
  SERVICER ADVANCES                 NA                 NA                 NA                 NA
    LIQUIDATION LAG                 NA                 NA                 NA                 NA
OPTIONAL REDEMPTION           Call (N)           Call (N)           Call (N)           Call (N)
-----------------------------------------------------------------------------------------------




                      -------------------------------------------------------------------------
                                             100% OF 5 YEAR LOANS EXTEND
-----------------------------------------------------------------------------------------------
       PRICE           0 CPY, NO EXT.      12 MONTH EXT.      24 MONTH EXT.      36 MONTH EXT.
-----------------------------------------------------------------------------------------------

                            Yield              Yield              Yield             Yield
   100.4981                 4.52               4.54               4.54              4.54
                           Spread             Spread             Spread            Spread
                             23                 21                 21                21

WAL                               4.96               5.75               5.75               5.75
MOD DURN                          4.33               4.94               4.94               4.94
PRINCIPAL WINDOW      May 10 to Jun 10   May 10 to Jun 11   May 10 to Jun 11   May 10 to Jun 11

   2YR                          3.7136             3.7136             3.7136             3.7136
   5YR                          3.8876             3.8876             3.8876             3.8876
   10 YR                        4.1033             4.1033             4.1033             4.1033

      LOSS SEVERITY                 NA                 NA                 NA                 NA
  SERVICER ADVANCES                 NA                 NA                 NA                 NA
    LIQUIDATION LAG                 NA                 NA                 NA                 NA
OPTIONAL REDEMPTION           Call (N)           Call (N)           Call (N)           Call (N)
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these
Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final
Prospectus") relating to the certificates referred to herein (the "Offered
Certificates") in making their investment decision. These Computational
Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the
Mortgage Pool or the actual performance characteristics of the Offered
Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE
CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED
CERTIFICATES.
--------------------------------------------------------------------------------

WBMCT 2005-C19                                        [WACHOVIA SECURITIES LOGO]
LOANS WITH 59 AND 60 MONTH BALLOON TERMS

NAME                                REMAINING TERM   CUT-OFF BALANCE
----                                --------------   ---------------
Oak Terrace Apartments                    59            6,875,000.00
Regency Centers Pool                      60          123,155,000.00
Centennial Tower                          60           45,000,000.00
Waterford Village Apartments              60           17,000,000.00
Saratoga Shopping Center                  60           15,468,000.00
Eastgate Plaza                            60           14,591,000.00
Springhill Suites - Pinehurst, NC         60            3,200,000.00
                                                     ----------------
                                                     $   225,289,000
                                                     ================

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these
Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final
Prospectus") relating to the certificates referred to herein (the "Offered
Certificates") in making their investment decision. These Computational
Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the
Mortgage Pool or the actual performance characteristics of the Offered
Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE
CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED
CERTIFICATES.
--------------------------------------------------------------------------------

WBCMT 2005-C19                                        [WACHOVIA SECURITIES LOGO]
CLASS G



                                 30% OF ALL LOANS EXTEND (EXTENDED LOWEST WAC LOANS)
-----------------------------------------------------------------------------------------------
        PRICE          0 CPY, NO EXT.      12 MONTH EXT.      24 MONTH EXT.      36 MONTH EXT.
-----------------------------------------------------------------------------------------------

                            Yield              Yield              Yield              Yield
      98.4539               5.71               5.68               5.64               5.61
                           Spread             Spread             Spread             Spread
                             120                116               111                107

WAL                               9.96              10.42              11.18              11.87
MOD DURN                          7.46               7.72               8.12               8.47
PRINCIPAL WINDOW      Jun 15 to Jun 15   Jun 15 to Jan 16   Jun 15 to Jan 17   Jun 15 to Jan 18

   2YR                          3.7136             3.7136             3.7136             3.7136
   5YR                          3.8876             3.8876             3.8876             3.8876
   10 YR                        4.1033             4.1033             4.1033             4.1033

      LOSS SEVERITY                 NA                 NA                 NA                 NA
  SERVICER ADVANCES                 NA                 NA                 NA                 NA
    LIQUIDATION LAG                 NA                 NA                 NA                 NA
OPTIONAL REDEMPTION           Call (N)           Call (N)           Call (N)           Call (N)
-----------------------------------------------------------------------------------------------




                                 50% OF ALL LOANS EXTEND (EXTENDED LOWEST WAC LOANS)
-----------------------------------------------------------------------------------------------
        PRICE          0 CPY, NO EXT.      12 MONTH EXT.      24 MONTH EXT.      36 MONTH EXT.
-----------------------------------------------------------------------------------------------

                            Yield              Yield              Yield              Yield
      98.4539               5.71               5.67               5.64               5.61
                           Spread             Spread             Spread             Spread
                             120                114                109                105

WAL                               9.96              10.88              11.88              12.88
MOD DURN                          7.46               7.97               8.49               8.99
PRINCIPAL WINDOW      Jun 15 to Jun 15   May 16 to May 16   May 17 to May 17   May 18 to May 18

   2YR                          3.7136             3.7136             3.7136             3.7136
   5YR                          3.8876             3.8876             3.8876             3.8876
   10 YR                        4.1033             4.1033             4.1033             4.1033

      LOSS SEVERITY                 NA                 NA                 NA                 NA
  SERVICER ADVANCES                 NA                 NA                 NA                 NA
    LIQUIDATION LAG                 NA                 NA                 NA                 NA
OPTIONAL REDEMPTION           Call (N)           Call (N)           Call (N)           Call (N)
-----------------------------------------------------------------------------------------------




                               30% OF 10 YEAR LOANS EXTEND (EXTENDED LOWEST WAC LOANS)
-----------------------------------------------------------------------------------------------
        PRICE          0 CPY, NO EXT.      12 MONTH EXT.      24 MONTH EXT.      36 MONTH EXT.
-----------------------------------------------------------------------------------------------

                            Yield              Yield              Yield              Yield
      98.4539               5.71               5.68               5.66               5.64
                           Spread             Spread             Spread             Spread
                             120                116                112                108

WAL                               9.96              10.88              11.88              12.88
MOD DURN                          7.46               7.96               8.48               8.98
PRINCIPAL WINDOW      Jun 15 to Jun 15   May 16 to May 16   May 17 to May 17   May 18 to May 18

   2YR                          3.7136             3.7136             3.7136             3.7136
   5YR                          3.8876             3.8876             3.8876             3.8876
   10 YR                        4.1033             4.1033             4.1033             4.1033

      LOSS SEVERITY                 NA                 NA                 NA                 NA
  SERVICER ADVANCES                 NA                 NA                 NA                 NA
    LIQUIDATION LAG                 NA                 NA                 NA                 NA
OPTIONAL REDEMPTION           Call (N)           Call (N)           Call (N)           Call (N)
-----------------------------------------------------------------------------------------------




                               50% OF 10 YEAR LOANS EXTEND (EXTENDED LOWEST WAC LOANS)
-----------------------------------------------------------------------------------------------
        PRICE          0 CPY, NO EXT.      12 MONTH EXT.      24 MONTH EXT.      36 MONTH EXT.
-----------------------------------------------------------------------------------------------

                            Yield              Yield              Yield              Yield
      98.4539               5.71               5.69               5.67               5.66
                           Spread             Spread             Spread             Spread
                             120                116                113                110

WAL                               9.96              10.96              11.96              12.96
MOD DURN                          7.46               8.01               8.52               9.01
PRINCIPAL WINDOW      Jun 15 to Jun 15   Jun 16 to Jun 16   Jun 17 to Jun 17   Jun 18 to Jun 18

   2YR                          3.7136             3.7136             3.7136             3.7136
   5YR                          3.8876             3.8876             3.8876             3.8876
   10 YR                        4.1033             4.1033             4.1033             4.1033

      LOSS SEVERITY                 NA                 NA                 NA                 NA
  SERVICER ADVANCES                 NA                 NA                 NA                 NA
    LIQUIDATION LAG                 NA                 NA                 NA                 NA
OPTIONAL REDEMPTION           Call (N)           Call (N)           Call (N)           Call (N)
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these
Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final
Prospectus") relating to the certificates referred to herein (the "Offered
Certificates") in making their investment decision. These Computational
Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the
Mortgage Pool or the actual performance characteristics of the Offered
Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE
CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED
CERTIFICATES.
--------------------------------------------------------------------------------

WBMCT 2005-C19                                        [WACHOVIA SECURITIES LOGO]
LOANS WITH 84 MONTH BALLOON TERMS

NAME                                         REMAINING TERM   CUT-OFF BALANCE
----                                         --------------   ---------------
The Galleria                                       84          $50,000,000.00
Corbin Corners                                     84           37,100,000.00
Cloppers Mill Village Center                       84           25,743,000.00
Courtyard Marriott - Miami Beach, FL               84           23,500,000.00
Rancho San Diego Village                           84           21,560,000.00
Stanford Ranch Village                             84           14,660,000.00
Walgreens - Kansas City, MO                        84            5,660,000.00
Walgreens - Livonia, MI                            84            4,080,000.00
Walgreens - Merriam, KS                            84            3,785,000.00
Walgreens - Decatur, GA                            84            3,551,000.00
Walgreens - Wylie, TX                              84            3,460,000.00
Walgreens - Medina, OH                             84            3,390,000.00
Walgreens - Independence, MO                       84            3,160,000.00
Walgreens - Chicago (West 79th Street), IL         84            2,950,000.00
Walgreens - Muscatine, IA                          84            2,650,000.00
                                                               --------------
                                                               $  205,249,000
                                                               ==============

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these
Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final
Prospectus") relating to the certificates referred to herein (the "Offered
Certificates") in making their investment decision. These Computational
Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the
Mortgage Pool or the actual performance characteristics of the Offered
Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE
CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED
CERTIFICATES.
--------------------------------------------------------------------------------

WBMCT 2005-C19                                        [WACHOVIA SECURITIES LOGO]
LOANS WITH 72 MONTH BALLOON TERMS

NAME                          REMAINING TERM   CUT-OFF BALANCE
----                          --------------   ---------------
Weslayan Plaza                      72           45,007,000.00
Five Points Shopping Center         72           32,054,000.00
Point Loma Plaza                    72           31,850,000.00
Fox Mill Shopping Center            72           21,430,000.00
Centre Ridge Market Place           72           16,400,000.00
Snell & Branham Plaza               72           16,351,000.00
Willow Lake Shopping Center         72           12,800,000.00
Terrace View - Phase VI             72            3,400,000.00
                                                --------------
                                                $  179,292,000
                                                ==============

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these
Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final
Prospectus") relating to the certificates referred to herein (the "Offered
Certificates") in making their investment decision. These Computational
Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the
Mortgage Pool or the actual performance characteristics of the Offered
Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE
CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED
CERTIFICATES.
--------------------------------------------------------------------------------

WBCMT 2005-C19                                        [WACHOVIA SECURITIES LOGO]
CLASS A-3

CLASS A-3



-------------------------------------------------------------------------------------------------------------------------------
                                                                            6 MONTH EXT. ON  12 MONTH EXT. ON  24 MONTH EXT. ON
       PRICE          0 CPY, NO EXT.         2 CDR             3 CDR         50 WEST 23RD      50 WEST 23RD      50 WEST 23RD
-------------------------------------------------------------------------------------------------------------------------------

                           Yield             Yield             Yield             Yield             Yield             Yield
   100.5                   4.55              4.54              4.54              4.56              4.56              4.56
                          Spread            Spread            Spread            Spread            Spread            Spread
                            26                27                27                24                24                24

WAL                              5.37              5.05              4.96              5.87              5.96              5.96
MOD DURN                         4.65              4.41              4.33              5.03              5.09              5.09
PRINCIPAL WINDOW     Nov 10 to Nov 10  Jun 10 to Nov 10  Jun 10 to Jun 10  May 11 to May 11  Jun 11 to Jun 11  Jun 11 to Jun 11

   2YR                          3.697             3.697             3.697             3.697             3.697             3.697
   5YR                          3.866             3.866             3.866             3.866             3.866             3.866
   10 YR                        4.090             4.090             4.090             4.090             4.090             4.090

      LOSS SEVERITY                NA                35                35                NA                NA                NA
  SERVICER ADVANCES                NA               100               100                NA                NA                NA
    LIQUIDATION LAG                NA                12                12                NA                NA                NA
OPTIONAL REDEMPTION          Call (N)          Call (N)          Call (N)          Call (N)          Call (N)          Call (N)
-------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------------------
                                                                            6 MONTH EXT. ON  12 MONTH EXT. ON  24 MONTH EXT. ON
       PRICE          0 CPY, NO EXT.         2 CDR             3 CDR         50 WEST 23RD      50 WEST 23RD      50 WEST 23RD
-------------------------------------------------------------------------------------------------------------------------------

                           Yield             Yield             Yield             Yield             Yield             Yield
   101                     4.55              4.54              4.53              4.57              4.57              4.57
                          Spread            Spread            Spread            Spread            Spread            Spread
                            26                26                26                25                25                25

WAL                              5.37              5.05              4.96              5.87              5.96              5.96
MOD DURN                         4.64              4.40              4.32              5.02              5.08              5.08
PRINCIPAL WINDOW     Nov 10 to Nov 10  Jun 10 to Nov 10  Jun 10 to Jun 10  May 11 to May 11  Jun 11 to Jun 11  Jun 11 to Jun 11

   2YR                          3.697             3.697             3.697             3.697             3.697             3.697
   5YR                          3.866             3.866             3.866             3.866             3.866             3.866
   10 YR                        4.090             4.090             4.090             4.090             4.090             4.090

      LOSS SEVERITY                NA                35                35                NA                NA                NA
  SERVICER ADVANCES                NA               100               100                NA                NA                NA
    LIQUIDATION LAG                NA                12                12                NA                NA                NA
OPTIONAL REDEMPTION          Call (N)          Call (N)          Call (N)          Call (N)          Call (N)          Call (N)
-------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these
Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final
Prospectus") relating to the certificates referred to herein (the "Offered
Certificates") in making their investment decision. These Computational
Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the
Mortgage Pool or the actual performance characteristics of the Offered
Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE
CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED
CERTIFICATES.
--------------------------------------------------------------------------------